Exhibit 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 20-F for the year ended December 31, 2005 of Vivendi, S.A. (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Bernard Lévy, Chairman of the Management Board and Chief Executive Officer of the Registrant certify, pursuant to 18. U.S.C.1350, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Registrant.

/s/ Jean-Bernard Lévy
Jean-Bernard Lévy
Chairman of the Management Board and Chief Executive Officer June 29, 2006